UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-05549

Reynolds Funds, Inc.

(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management
2580 Kekaa Drive #115
Lahaina, Hawaii  96761

(Name and address of agent for service)

415-461-7860

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2008

REYNOLDS
BLUE CHIP
GROWTH FUND
Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

May 29, 2008

Dear Fellow Shareholders:

The performance of the Reynolds Blue Chip Growth Fund for the twelve months ended March 31, 2008 was +6.03%. The performance of the Standard & Poor’s 500 Index(1) during this period was a negative 5.08%.

March 31, 2007 through
March 31, 2008

Twelve Month Returns

Economic Discussion

The U.S. Economy
Many negatives have affected the U.S. economy and the investment outlook in the last twelve months. They include: (1) the credit crisis has created difficult capital markets and the credit markets’ problems have spilled over into the rest of the economy, (2) oil above $100 a barrel is affecting the spending power of consumers and profits in many industries, (3) consumer confidence as measured by the Reuters/University of Michigan Survey of Consumers recently fell to its lowest level since 1982 – a 26 year low (consumer spending accounts for about 70% of every dollar of U.S. GDP), (4) declining home prices and record-high home foreclosures are affecting homeowners and financial institutions, (5) high commodity prices and other factors are causing inflation to begin creeping up both in the U.S. and in other parts of the world, (6) concern about corporate profits and forecasts for corporate profits that may be too high, (7) nonfarm employment has declined four straight months, (8) the uncertainity of who will be the next president and presidential policies, (9) some areas of the economy have too much leverage, and (10) problems in Iraq. Gross Domestic Product (GDP) increased at a 0.9% annual rate in the first quarter of 2008. An ideal rate of annual economic growth is usually about 2-3.5%.

There are many potential economic and investment positives which include: (1) the domestic economy should be helped by the Federal Reserve (“the Fed”) having lowered interest rates seven times since last August, (2) the tax rebates should help stimulate the economy, (3) stronger economies in many parts of the world are helping many multinational companies offset slower growth from their U.S. sales, (4) the efficiencies of the economy resulting from such things as technology enhancements and productivity increases are a positive, (5) the weak dollar and stronger economies in many parts of the world are helping U.S. export growth and the trade deficit is improving, (6) inventories are relatively lean, and (7) we may be approaching a point where most of the bad news is known and the stock market may begin anticipating an eventual resumption of economic growth.

GDP grew 2.2% in 2007. This was a slower rate of growth than has been the case in the last four years. However, a number of companies reported good quarterly earnings, particularly ones with higher foreign components to their business. GDP is estimated to increase 1.3% in 2008 after increasing 2.2% in calendar 2007, 2.9% in calendar 2006, 3.1% in 2005, 3.9% in 2004, 2.7% in 2003, 1.9% in 2002, 0.8% in 2001 and 3.7% in 2000.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding.)  Stocks may be added or deleted from the Index from time to time.

U.S. inflation, as measured by the Consumer Price Index, increased 2.9% in 2007, 3.2% in 2006, 3.4% in 2005, 2.7% in 2004, 2.3% in 2003, 1.6% in 2002, 2.8% in 2001 and 3.4% in 2000. U.S. inflation numbers have been helped in the last few years by such factors as: (1) a slowing U.S. economy, (2) global competition, (3) advances in technology resulting in increasing productivity, and (4) technology innovations that are helping to lower production and distribution costs. Inflation is estimated to increase 3.5% in 2008. Annual inflation is and has been above the range of 1-2% that the Fed is comfortable with. In addition, higher oil and other commodity prices may result in higher overall inflation.  As a result, the Fed has several main worries including: (1) a weak U.S. economy, and (2) the threat of higher inflation.

The World Economy
Foreign economic growth has slowed somewhat, but remains generally positive in 2008 as macroeconomic policy generally remains supportive of good growth. Most foreign central banks have not been as aggressive as the Fed in easing policy over the last few months. However, monetary policy is not overly restrictive and globalization is helping to raise real income in many foreign companies.  Strong growth in the rest of the world is helping U.S. export growth. Many countries in the world have been growing somewhat faster than the U.S. in the last few years. Their growth is also starting to slow.  However, their economies are still growing faster than the U.S.  For example, the average GDP growth of France, Italy, and Germany was 2.6% in 2007 and is forecast to grow at a 1.7% rate in 2008, the United Kingdom grew at a 3.1% rate in 2007 and is forecast to grow 1.8% in 2008, Brazil grew at a 5.4% rate in 2007 and is forecast to grow 5.1% in 2008, India grew at an 8.6% rate in 2007 and is forecast to grow 7.9% in 2008, and China grew at an 11.4% rate in 2007 and is forecast to grow 9.2% in 2008. Many worldwide larger multinational companies are well positioned to benefit from this worldwide growth. To the extent that these companies’ U.S. earnings are growing slower, this is somewhat offset by their stronger foreign earnings. The long-term strategy of the Reynolds Blue Chip Growth Fund is to be structured to benefit from this strong worldwide growth by investing in many of these worldwide leading multinational growth companies.

The Blue Chip Fund is normally positioned to participate in long-term worldwide growth trends through investments in multinational U.S. headquartered companies. In addition, the Fund generally has investments in leading foreign headquartered companies, whose stocks or American Depositary Receipts (ADRs) trade in the United States. These ADR’s are denominated in dollars and they must use GAAP (Generally Accepted Accounting Principles) accounting to qualify as an ADR. The Board of Directors of the Reynolds Blue Chip Growth Fund recently approved an increase in the maximum percentage of ADR’s that may be held in the Blue Chip Fund to 25% from 15%.

Investment Strategy
In the last six months we implemented a temporary defensive strategy by temporarily raising the cash in the Reynolds Blue Chip Growth Fund to a high level. We are continuing with this temporary defensive strategy and continue to have a high level of cash in the Blue Chip Fund. We are closely watching events unfold and will invest this cash when we believe appropriate.

Opportunistic Investing in Companies of Various Sizes
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. The Fund usually emphasizes investments in larger companies. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience plus the overall economic and geopolitical environments and interest rates.

Portfolio as of March 31, 2008

Source: Morningstar web site and Morningstar Market Cap Breakpoints

Morningstar separates stock portfolio holdings into five market-capitalization groups: Giant, Large, Mid, Small and Micro. Of the 5,000 largest domestic stocks in the equities database, the top 1% are categorized as Giant, the next 4% are Large, the next 15% are Mid, the next 30% are Small, and the remaining 50% are Micro. Stocks outside of the largest 5,000 are also classified as Micro.

Market caps are the minimum in each cap group; therefore, the minimum large market cap is the large-mid breakpoint and mid is the mid-small breakpoint, etc.  As of March 31, 2008 the minimums in each cap group are as follows:

(in millions)
Giant	$47,375.37
Large	$11,648.07
Mid	$2,103.63
Small	$548.49
Micro	<$548.49

The long-term strategy of the Blue Chip Fund is to emphasize investment in “blue chip” growth companies.  In the long-term these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Performance highlights (as of March 31, 2008)

	Cumulative Total Return	Average Annual Total Return
One Year	6.03%	6.03%
Three years	14.33%	4.57%
Five Years	46.49%	7.94%
Ten Years	-11.69%	-1.24%
Since inception (August 12, 1988)	262.76%	6.78%

The performance of the Blue Chip Fund was a negative 2.63% for the three months ended March 31, 2008.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. This Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Blue Chip Fund.  This Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website: You can access current information about your investment holdings via our website, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN number not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings and industry percentages. Also, detailed statistics and graphs of past performances from a link to MSN Money for the Blue Chip Fund.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For First American Treasury Obligations Fund current one and seven day yields:  Call 1-800-773-9665 and press “any key” then “1”.

For shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent twice a year if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund.

The Blue Chip Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund and First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

Reynolds Blue Chip Growth Fund
COST DISCUSSION

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/1/07	Value 3/31/08	Period* 10/1/07-3/31/08
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$ 997.80	$ 9.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.07

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2007 and March 31, 2008).

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
March 31, 2008 (Unaudited)

Shares/Principal Amount		Value
COMMON STOCKS — 0.6% (a)
	Entertainment/Media — 0.2%
400	Apple, Inc.*	$57,400

	Internet Information
	Providers — 0.4%
200	Google Inc.*	88,094

	Total common stocks
	(cost $40,221)	145,494

SHORT-TERM INVESTMENTS — 99.6% (a)
	Federal Agencies — 85.1%
$10,000,000	Federal Home Loan Bank,
	1.65%, due 4/03/08	9,999,083
10,000,000	Federal Home Loan Bank,
	1.70%, due 4/08/08	9,996,695
	Total federal agencies
	(cost $19,995,778)	19,995,778

	Variable Rate Demand Notes — 14.5%
1,085,822	American Family
	Financial Services, 1.94%	1,085,822
1,165,000	U.S. Bank, N.A., 2.40%	1,165,000
1,165,000	Wisconsin Corporate Central
	Credit Union, 2.32%	1,165,000
	Total variable rate
	demand notes
	(cost $3,415,822)	3,415,822
	Total short-term investments
	(cost $23,411,600)	23,411,600
	Total investments
	(cost $23,451,821)	23,557,094
	Liabilities, less cash and
	receivables — (0.2%) (a)	(60,122)
	Net Assets	$23,496,972
	Net Asset Value Per Share
	($0.01 par value, 40,000,000
	shares authorized), offering
	and redemption price
	($23,496,972 ÷ 739,411
	shares outstanding)	$31.78

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2008 (Unaudited)

INCOME:
Dividends	$18,025
Interest	285,197
Total income	303,222
EXPENSES:
Management fees	126,563
Transfer agent fees	45,041
Insurance expense	43,096
Professional fees	38,350
Administrative and accounting services	30,653
Printing and postage expense	26,156
Registration fees	20,996
Custodian fees	11,946
Board of Directors fees	10,000
Distribution fees	9,865
Other expenses	18,396
Total expenses before reimbursement	381,062
Less expenses reimbursed by adviser	(127,839)
Net expenses	253,223
NET INVESTMENT INCOME	49,999
NET REALIZED GAIN ON INVESTMENTS	1,813,590
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	(1,866,089)
NET LOSS ON INVESTMENTS	(52,499)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,500)

The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2008 (Unaudited) and For the Year Ended September 30, 2007

	2008	2007
OPERATIONS:
Net investment income	$49,999	$171,260
Net realized gain on investments	1,813,590	2,019,471
Net change in unrealized appreciation on investments	(1,866,089)	1,043,048
Net (decrease) increase in net assets resulting from operations	(2,500)	3,233,779
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.210445 per share)	(171,259)	—
FUND SHARE ACTIVITIES:
Proceeds from shares issued (3,398 and 129,647 shares, respectively)	110,111	4,063,442
Net asset value of shares issued in distributions reinvested (4,918 shares)	164,989	—
Cost of shares redeemed (100,969 and 618,779 shares, respectively)	(3,274,142)	(18,914,965)
Net decrease in net assets derived from Fund share activities	(2,999,042)	(14,851,523)
TOTAL DECREASE	(3,172,801)	(11,617,744)
NET ASSETS AT THE BEGINNING OF THE PERIOD	26,669,773	38,287,517
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $50,000 and $171,260, respectively)	$23,496,972	$26,669,773

The accompanying notes to financial statements are an integral part of these statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six		Years Ended September 30,
	Months Ending
	March 31, 2008		2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$32.05		$28.98	$29.48	$26.98	$27.93	$19.61
Income from investment operations:
Net investment income (loss)	0.06		0.17	(0.17)	(0.34)	(0.40)	(0.22)
Net realized and unrealized
(losses) gains on investments	(0.12)		2.90	(0.33)	2.84	(0.55)*	8.54
Total from investment operations	(0.06)		3.07	(0.50)	2.50	(0.95)	8.32
Less distributions:
Distributions from net investment income	(0.21)		—	—	—	—	—
Distributions from net realized gains	—		—	—	—	—	—
Total from distributions	(0.21)		—	—	—	—	—
Net asset value, end of period	$31.78		$32.05	$28.98	$29.48	$26.98	$27.93
TOTAL RETURN	(0.22	%)(1)	10.59%	(1.70%)	9.27%	(3.44%)	42.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)	23,497		26,670	38,288	54,441	84,210	138,903
Ratio of expenses (after reimbursement)	2.00	%(2)	2.02%	2.01%	1.80%	1.63%	1.74%
to average net assets**
Ratio of net investment income (loss)
to average net assets***	0.40	%(2)	0.55%	(0.55%)	(1.18%)	(1.33%)	(0.88%)
Portfolio turnover rate	200.8%		313.0%	280.9%	167.6%	94.0%	83.7%

(1)	Not Annualized.
(2)	Annualized.
*	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
**
Computed after giving effect to adviser's expense limitation undertaking.  If the Fund had paid all of its expenses for the six months ending March 31, 2008 and for the year ended September 30, 2007, the ratios would have been 3.01%(2) and 2.25%, respectively.

***	If the Fund had paid all of its expenses for the six months ending March 31, 2008 and for the year ended September 30, 2007, the ratios would have been (0.61%)(2) and 0.32%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company was incorporated under the laws of Maryland on April 28,1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price.  Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  For financial reporting purposes, investment transactions are recorded on the trade date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)  Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis.

(d)  The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)  Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Accounting Pronouncements – Effective March 31, 2008, the Fund became subject to FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns.  Each tax position must meet a recognition threshold that is “more-likely-than-not” (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority.  In evaluating whether a tax position has met the threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  A tax position not deemed to meet the “more-likely-than-not” threshold is recorded as a tax expense in the current year.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of the major taxing jurisdictions, including the Internal Revenue Service.  As of March 31, 2008, open taxable years consisted of the taxable years ended September 30, 2004 through 2007.  No examination of the Fund is currently in progress.

The Fund has reviewed all its open taxable years for the major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the Fund’s tax return for the taxable year ended September 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management (“RCM”), with whom an officer and a director of the Fund is affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1% of the daily net assets.

For the six months ending March 31, 2008, RCM reimbursed the Fund for expenses over 2.00% of the Fund’s daily net assets totaling $127,839.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six months ending March 31, 2008, purchases and proceeds of sales of investment securities (excluding short-term securities) were $11,441,644 and $36,227,192, respectively.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2008, liabilities of the Fund included the following:

Due to custodian	$34,945
Payable to RCM for management fees	20,080
Payable to shareholders for redemptions	64
Other liabilities	22,926

(6)	Sources of Net Assets —

As of March 31, 2008, the sources of net assets were as follows:

Fund shares issued and outstanding	$114,096,362
Net unrealized appreciation on investments	105,273
Accumulated net realized loss on investments	(90,754,663)
Undistributed net investment income	50,000
$23,496,972

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2008:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$23,451,821	$105,273	$ —	$105,273

The following information for the Fund is presented on an income tax basis as of September 30, 2007:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$28,702,728	$2,130,799	$187,100	$1,943,699	$171,260	$ —

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2007, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in varying amounts through 2013), as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2007				September 30, 2006
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
—	—	$92,540,590	—	—	—

The Fund has utilized $2,047,134 of its capital loss carryovers during the year ended September 30, 2007.

Since there were no ordinary distributions paid for the year ended September 30, 2007 for the Fund, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (unaudited).

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT

On December 11, 2007, the Board of Directors of Reynolds Funds, Inc. approved the continuation of the Reynolds Blue Chip Growth Fund’s investment advisory agreement with Reynolds Capital Management.  Prior to approving the continuation of the advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Reynolds Capital Management

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by Reynolds Capital Management from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

In considering the nature, extent and quality of the services provided by Reynolds Capital Management, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing services provided by Reynolds Capital Management to the Fund.  The Directors concluded that Reynolds Capital Management was providing essential services to the Fund as well as services that were in addition to services typically provided non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund had improved in 2007 and that the overall performance warranted the continuation of the advisory agreement, despite some periods of relatively poor performance.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports of the costs of services provided, and the profits realized, by Reynolds Capital Management, from its relationship with the Fund and concluded that such profits were reasonable and not excessive.  The Directors also reviewed reports comparing the expense ratio of, and the advisory fees paid by, the Fund, to those of, and paid by, other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was comparable to those of comparable mutual funds.

The Directors also considered whether the fee schedule of the investment advisory agreement should be adjusted for an increase in assets under management.  The Directors concluded that “breakpoints” were not warranted at this time given the anticipated growth of the Fund in the next year and the other factors considered.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND

c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors

DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser

REYNOLDS CAPITAL MANAGEMENT
2580 Kekaa Drive, #115
Lahaina, Hawaii 96761

Administrator

FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Transfer Agent and
Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS
1-414-765-4124

Custodian

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

Legal Counsel

FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The disclosure controls and procedures of the Reynolds Funds, Inc. are periodically evaluated.  As of March 31, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)
The internal controls of the Reynolds Funds, Inc. are periodically evaluated.  There were no changes to Reynolds Funds’ internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reynolds Funds, Inc.
Registrant

By   /s/Frederick L. Reynolds
       Frederick L. Reynolds, Principal Executive Officer

Date        May 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Reynolds Funds, Inc.
Registrant

By   /s/Frederick L. Reynolds
        Frederick L. Reynolds, Principal Financial Officer

Date        May 28, 2008